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                                                                 EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



     I, Ronald J. Tassinari, President, Chief Executive Officer and Acting Chief Financial Officer of American Vantage Companies (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (a) the quarterly report on Form 10-QSB of the Company for the three months ended April 30, 2003, to which this certification accompanies (the "Quarterly Report"), fully complies with the requirements of
          Section 13(a) of the Securities Exchange Act of 1934; and

     (b)  the information  contained in the Quarterly Report fairly presents, in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the Company.





Dated:  June 13, 2003                    /S/  Ronald J. Tassinari
                                        --------------------------------------
                                        Ronald J. Tassinari,
                                        President, Chief Executive Officer and
                                        Acting Chief Financial Officer




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